EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2000, with respect to the consolidated financial statements of OrthoLink Physicians Corporation included in the Registration Statement (Form S-1) and related Prospectus of United Surgical Partners International, Inc. dated February 12, 2001.

                                          /s/ ERNST & YOUNG LLP

Nashville, Tennessee
February 8, 2001